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                                                                    EXHIBIT 10.1

                         SHURGARD STORAGE CENTERS, INC.

                                  $200,000,000

                             7 3/4 % NOTES DUE 2011

                               PURCHASE AGREEMENT

                                                               February 14, 2001

BANC OF AMERICA SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH
                         INCORPORATED

BANC ONE CAPITAL MARKETS, INC.
MORGAN STANLEY & CO. INCORPORATED
SALOMON SMITH BARNEY INC.
U.S. BANCORP PIPER JAFFRAY, INC.

c/o BANC OF AMERICA SECURITIES LLC
    Bank of America Corporate Center
    100 North Tryon Street
    Charlotte, North Carolina 28255

Ladies and Gentlemen:

        Shurgard Storage Centers, Inc., a Washington corporation (the "Company"), proposes to issue and sell $200,000,000 aggregate principal amount of its 7 3/4% Notes Due 2011 (the "Securities") to the several purchasers named in Schedule I hereto (the "Initial Purchasers"). The Securities will be issued pursuant to an indenture dated as of April 25, 1997, as supplemented on July 11, 1997 (the "Indenture") between the Company and LaSalle National Bank, as trustee (the "Trustee").

        The Securities will be offered without being registered under the Securities Act of 1933, as amended (the "Act"), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Act and in offshore transactions in reliance on Regulation S under the Act ("Regulation S").

        The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement dated the date hereof between the Company and the Initial Purchasers (the "Registration Rights Agreement").

        In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum including or incorporating by reference a description of the terms of the Securities, the terms of the offering and a description of the Company (the "Preliminary Memorandum"). In connection with the sale of the Securities, the Company will prepare a final offering memorandum (the "Memorandum") including or incorporating by reference a

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description of the terms of the Securities, the terms of the offering and a description of the Company. As used herein, the term "Memorandum" shall include the documents incorporated by reference therein. The terms "supplement", "amendment" and "amend" as used herein with respect to the Memorandum shall include all documents deemed to be incorporated by reference in the Memorandum that are filed subsequent to the date of such Memorandum with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        As used herein, the term "Properties" refers to the properties listed on
Schedule II hereto which represent, as of December 31, 2000, all of the real property in which the Company, either directly or through its Subsidiaries (as defined herein) or through ownership of interests in any Joint Venture (as defined herein), owns an interest.

        1. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Initial Purchasers, subject to the terms and conditions herein contained and based upon the Initial Purchasers' representations and warranties herein contained, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amounts of Securities set forth opposite such Initial Purchaser's name on Schedule I hereto at a purchase price of 99.322% of the principal amount thereof (the "Purchase Price"), plus accrued interest, if any, from February 14, 2001 to the Closing Date (as defined herein).

        2. Terms of Public Offering. The Company has been advised by you that the Initial Purchasers will make an offering of the Securities purchased by the Initial Purchasers hereunder on the terms to be set forth in the Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

        3. Delivery of the Securities and Payment Therefor. Payment for the Securities shall be made to the Company in federal or other funds immediately available funds against delivery of the Securities for the respective accounts of the several Initial Purchasers at 10:00 A.M., Eastern time, on February 20, 2001, or at such other time on the same or such other date, not later than March 20, 2001, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

        Certificates for the Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing no later than one full business day prior to the Closing Date. The certificates evidencing the Securities shall be delivered to you on the Closing Date for the respective accounts of the several Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery.

        4. Agreements of the Company. The Company agrees with the several Initial Purchasers as follows:

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                (a) The Company will advise you promptly and, if requested by you, will confirm such advice in writing within the period of time referred to in the first sentence of Section 4(d) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Memorandum (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Memorandum (as then amended or supplemented) in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading.

                (b) The Company will furnish to you, without charge, prior to 10:00 a.m., Eastern time, on the business day next succeeding the date of this Agreement and during the period mentioned in Section 4(d), as many copies of the Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

                (c) Before amending or supplementing the Memorandum or the Preliminary Memorandum, the Company will furnish to you a copy of each such proposed amendment or supplement and not use any such proposed amendment or supplement to which you reasonably object.

                (d) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Memorandum in order to make the statements therein, in the light of the circumstances when the Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Memorandum to comply with applicable law, the Company will forthwith prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Memorandum so that the statements in the Memorandum as so amended or supplemented will not, in the light of the circumstances when the Memorandum is delivered to a purchaser, be misleading or so that the Memorandum, as amended or supplemented, will comply with applicable law.

                (e) The Company will use its best efforts to meet the requirements to qualify as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code") unless the Company's Board of Directors determines by resolution that it is in the best interests of the Company's stockholders not to so qualify.

                (f) The Company will cooperate with you and your counsel in connection with the registration or qualification of the Securities for offering and sale by the several Initial Purchasers and by any dealers under the securities or Blue Sky laws of such jurisdictions in the United States as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which

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        would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

                (g) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Act, an "Affiliate") of the Company will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Act of the Securities.

                (h) Neither the Company nor any Affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

                (i) While any of the Securities remain "restricted securities" within the meaning of the Act, the Company will make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Act, unless the Company is then subject to
        Section 13 or 15(d) of the Exchange Act.

                (j) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities, and the Company, its Affiliates and each person acting on its or their behalf (other than the Initial Purchasers) will comply with the offering restrictions requirement of Regulation S.

                (k) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144A under the Act) to resell any of the Securities which constitute "restricted securities" under Rule 144A that have been reacquired by any of them.

        5. Representations and Warranties of the Company. The Company represents and warrants to each Initial Purchaser that:

                (a) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Memorandum (each, an "Incorporated Document" and collectively, the "Incorporated Documents"), when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit


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        to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (b) The authorized, issued and outstanding capital stock of the Company is as set forth in the Memorandum in the "Shareholders' equity" section under the caption "Capitalization" (except for the subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Memorandum or pursuant to the exercise of convertible securities or options referred to in the Memorandum). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company. The debt structure of the Company is as set forth in the "Debt" section under the caption "Capitalization" and elsewhere in the Incorporated Documents (except for changes in the ordinary course).

                (c) The Company is a corporation duly organized and validly existing under the laws of the State of Washington, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum, and is duly registered and qualified (or has made application to become registered and qualified and knows of no reason why such application should be denied) to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries (as hereinafter defined) taken as a whole.

                (d) All the Company's subsidiaries (collectively, the "Subsidiaries") are listed on Schedule III hereto. Each Subsidiary is a corporation duly organized, validly existing and, where applicable, in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole; except as set forth on Schedule III, all the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable. All of the interests owned or held by the Company, directly or indirectly, in each of the Subsidiaries are free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except for such as would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole.

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                (e) All of the joint ventures in which the Company or any
        Subsidiary owns any interest (the "Joint Ventures") are listed on
        Schedule IV hereto. The Company's (or Subsidiary's, as the case may be) ownership interest in such Joint Venture is as set forth on Schedule IV. Each of the Joint Ventures possesses such certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now being conducted by it, as described or incorporated by reference in the Memorandum, and none of the Joint Ventures has received notice of any proceedings relating to the revocation or modification of any such certificate, authority or permit which singly or in the aggregate, if the subject of unfavorable ruling or decision, would have a material adverse effect on the condition, (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole; each of the Joint Ventures has good and marketable title to all of its real property and any improvements thereon and all other assets that are used in the operation of the Joint Venture's business, except where the failure to have such title would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole.

                (f) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or to which any of their respective properties is subject, other than proceedings that are accurately described in all material respects in the Memorandum or any Incorporated Document and proceedings that would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole. There are no agreements, contracts, indentures, leases or other instruments of the Company or the Subsidiaries except those that are accurately described in all material respects in the Memorandum or any Incorporated Document and those that are not material to the Company and the Subsidiaries, taken as a whole.

                (g) Neither the Company nor any of the Subsidiaries is in violation of its certificate or articles of incorporation or by-laws, or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except where such violation or default does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole.

                (h) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement, the Registration Rights Agreement or the Indenture by the Company nor the consummation by the Company of the transactions contemplated


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        hereby or thereby (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for compliance with the securities or Blue Sky laws of various jurisdictions, all of which have been or will be effected in accordance with this Agreement or as may be required for compliance with federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

                (i) The accountants, Deloitte & Touche LLP, who have certified or shall certify the financial statements included or incorporated by reference in the Memorandum (or any amendment or supplement thereto), are independent public accountants as required by the Act.

                (j) The financial statements, together with related schedules and notes, included or incorporated by reference in the Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the consolidated Subsidiaries on the basis stated in the Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included or incorporated by reference in the Memorandum (and any amendment or supplement thereto) are fairly presented and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries.

                (k) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement, the Registration Rights Agreement and the Indenture have been duly and validly authorized by the Company. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws. Each of the Indenture and the Registration Rights Agreement have been duly authorized, and when executed and delivered will constitute


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        the valid and legally binding agreements of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and except as rights to indemnity and contribution under the Registration Rights Agreement may be limited by federal or state securities laws.

                (l) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture pursuant to which such Securities are to be issued and the Registration Rights Agreement. The Securities, the Indenture and the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Memorandum.

                (m) Except as disclosed in the Memorandum (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Memorandum (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company or any of the Subsidiaries other than as a result of borrowings made by the Company under its credit facility in the ordinary course of business, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

                (n) (i) The Company has good and marketable title to all of the properties (including the Properties listed as wholly owned by the Company or any of the Subsidiaries on Schedule II hereto) and assets reflected in the financial statements (or as described in or incorporated by reference into the Memorandum) hereinabove described, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in or incorporated by reference into the Memorandum or on Schedule II hereto) or which are not material in amount; (ii) the Company occupies its leased properties under valid and binding leases conforming, to the extent such leases are described therein, to the descriptions thereof set forth in or incorporated by reference into the Memorandum; (iii) no tenant of any of the Properties is in default under any of the leases pursuant to which any property is leased (and the Company does not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases) other than such defaults that would not have a material adverse effect on the condition, (financial or other), on the business, prospects, properties, net worth or results of operations of the


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        Company and the Subsidiaries, taken as a whole; (iv) no person has an option to purchase all or any part of any Property or any interest therein other than the Company and as disclosed in Schedule II hereto;
        (v) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the properties) and with all agreements between the Company and third parties relating to the ownership or use of any Property by the Company, except if and to the extent disclosed in the Memorandum and except for such failures to comply that would not have a material adverse effect on the condition, (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; (vi) there is in effect for the assets of the Company and the Properties insurance coverages that are commercially reasonable and that are consistent with the types and amounts of insurance typically maintained by prudent owners of similar assets, and the Company has not received from any insurance company notice of any material defects or deficiencies affecting the insurability of any such assets; and (vii) the Company does not have any knowledge of any pending or threatened condemnation proceedings, zoning change, or other similar proceeding or action that will in any material respect affect the size of, use of, improvements on, construction on or access to the Properties, except for such proceedings or actions that would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole.

                (o) The Company has title policies in effect or binding commitments from title insurance companies for the issuance of title insurance on each of the Properties, except where the failure to have such title insurance would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole.

                (p) Each of the Company and the Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") and agreements with third parties relating to ownership or use of any Property by the Company or any Subsidiary, as the case may be, as are necessary to own its properties and to conduct its business in the manner described in the Memorandum, subject to such qualifications as may be set forth in the Memorandum and except where the failure to have such permits and agreements would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole; the Company and each of the Subsidiaries has fulfilled and performed all its material obligations with respect to such permits and agreements and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit or agreement, subject in each case to such qualification as may be set forth in the Memorandum; and, except as described in the Memorandum, none of such permits or agreements contains any restriction that would have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole.

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                (q) The Company maintains a system of internal accounting
        controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                (r) To the Company's knowledge, neither the Company nor any of its Subsidiaries nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Memorandum.

                (s) The Company and each of the Subsidiaries have filed all federal, state and foreign tax returns required to be filed, which returns are complete and correct, and neither the Company nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, except where such failure to file or default in payment would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole.

                (t) No holder of any security of the Company has any right to require registration of shares of capital stock or any other security of the Company because of the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement.

                (u) The Company and the Subsidiaries own or possess in the United States all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Memorandum as being owned by them or any of them or necessary for the conduct of their respective businesses and the Company is not aware of any claim to the contrary or any challenge by any other person in the United States or in any foreign jurisdiction to the rights of the Company and the Subsidiaries with respect to the foregoing which claim or challenge, if determined adversely to the Company, would have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole.

                (v) Except as otherwise disclosed in the Memorandum, the Company has not authorized or conducted and does not have knowledge of the generation, transportation, storage, presence, use, treatment, disposal, release, or other handling of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, asbestos, radon, polychlorinated biphenyls ("PCBs"), petroleum product or waste (including crude oil or any fraction thereof), natural gas, liquefied gas, synthetic gas or other material defined, regulated, controlled or potentially subject to any remediation requirement under any environmental law (collectively, "Hazardous Materials"), on, in, under or affecting any real property currently leased or owned or by any means controlled by the Company, including the Properties (the "Real Property") except as in material compliance with applicable laws; to the knowledge of the Company, the Real Property and the Company's operations with respect to the Real Property are in compliance with all federal, state and local laws, ordinances, rules, regulations and other governmental requirements relating to pollution, control of chemicals, management of waste, discharges of materials into the environment, health, safety, natural resources, and the environment (collectively, "Environmental Laws"), and the Company has, and is in compliance with, all licenses, permits, registrations and government authorizations necessary to operate under all applicable Environmental Laws, except where the failure to have or comply with such license, permit, registration or authorization would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole. Except as otherwise disclosed in the Memorandum, the Company has not received any written or oral notice from any governmental entity or any other person and to the knowledge of the Company there is no pending or threatened claim, litigation or any administrative agency proceeding that: alleges a violation of any Environmental Laws by the Company; alleges that the Company is a liable party or a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.
        Section 9601, et seq., or any state superfund law; has resulted in or could result in the attachment of an environmental lien on any of the Real Property; or alleges that the Company is liable for any contamination of the environment, contamination of the Real Property, damage to natural resources, property damage, or personal injury based on their activities or the activities of their predecessors or third parties (whether at the Real Property or elsewhere) involving Hazardous Materials, whether arising under the Environmental Laws, common law principles, or other legal standards.

                (w) The Company was organized and has operated in conformity with the requirements for qualification as a real estate investment trust under Sections 856 through 858 of the Code for each of its taxable years ended December 31, 1994, through December 31, 2000, and the Company's current organization and method of operation should enable it to continue to qualify as a real estate investment trust under the Code.

                (x) Neither the Company nor any Subsidiary is or will become as a result of the transactions contemplated hereby, or will conduct its business in a manner in which it would become, "an investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                (y) The statements set forth in the Memorandum under the caption "Federal Income Tax Considerations" fairly and accurately state the federal income tax considerations that would be material to a holder of the Securities.

                (z) Neither the Company nor any Affiliate of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Securities or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Securities (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

                (aa) None of the Company, its Affiliates nor any person acting on their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and the Company and its Affiliates and any person acting on their behalf have complied and will comply with the offering restrictions requirement of Regulation S.

                (bb) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement or in connection with the initial resale of such Securities by the Initial Purchasers to register the Securities under the Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

                (cc) The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

        6. Offering of Securities; Restrictions on Transfer.

                (a) Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Act (a "QIB"). Each Initial Purchaser, severally and not jointly, agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, QIBs and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) in reliance upon Regulation S under the Act that, in each case, in purchasing such Securities are deemed to have represented and agreed as provided in the Memorandum under the caption "Transfer Restrictions."

                (b) Each Initial Purchaser, severally and not jointly, represents, warrants, and agrees with respect to offers and sales outside the United States that:

                        (i) such Initial Purchaser has been informed by the
                Company that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Securities, or possession or distribution of the Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required;

                        (ii) such Initial Purchaser has offered the Securities
                and will offer and sell the Securities (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S or as otherwise permitted in Section 6(a); accordingly, neither such Initial Purchaser, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S;

                        (iii) such Initial Purchaser has (A) not offered or sold
                and, prior to the date six months after the Closing Date, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;
                (B) complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (C) only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on;

                        (iv) such Initial Purchaser understands that the
                Securities have not been and will not be registered under the Securities and Exchange Law of Japan, and represents that it has not offered or sold, and agrees not to offer or sell, directly or indirectly, any Securities in Japan or for the account of any resident thereof except pursuant to any exemption from the registration requirements of the Securities and Exchange Law of Japan and otherwise in compliance with applicable provisions of Japanese law; and

                        (v) such Initial Purchaser agrees that, at or prior to
                confirmation of sales of the Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                                "The Securities covered hereby have not been
                        registered under the U.S. Securities Act of 1933 (the "Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Act. Terms used above have the meaning given to them by Regulation S."

                        Terms used in this Section 6(b) have the meanings given
                to them by Regulation S.

        7. Indemnification and Contribution.

                (a) The Company agrees to indemnify and hold harmless each of you and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Memorandum or any Preliminary Memorandum or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Initial Purchaser furnished in writing to the Company by or on behalf of any Initial Purchaser through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Preliminary Memorandum shall not inure to the benefit of any Initial Purchaser (or to the benefit of any person controlling any Initial Purchaser) on account of any such loss, claim, damage, liability or expense arising from the sale of the Securities by such Initial Purchaser to any person if a copy of the Memorandum, excluding Incorporated Documents shall not have been delivered or sent to such person where required by applicable law, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Memorandum was corrected in the Memorandum, provided that the Company has delivered the Memorandum to such Initial Purchaser in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

                (b) If any action, suit or proceeding shall be brought against any Initial Purchaser or any person controlling any Initial Purchaser in respect of which indemnity may be sought against the Company, such Initial Purchaser or such controlling person shall promptly notify the Company and the Company shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Initial Purchaser or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Initial Purchaser or such controlling person unless (i) the Company has agreed in writing to pay such fees and expenses, (ii) the Company has failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Initial Purchaser or such controlling person and the Company and such Initial Purchaser or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Initial Purchaser or such controlling person). It is understood, however, that the Company shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Initial Purchasers and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Initial Purchasers, and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company agrees to indemnify and hold harmless any Initial Purchaser, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                (c) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Initial Purchaser, but only with respect to information relating to the Initial Purchaser furnished in writing by or on behalf of such Initial Purchaser through you expressly for use in the Memorandum or any Preliminary Memorandum, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer, or any such controlling person based on the Memorandum or any Preliminary Memorandum, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Initial Purchaser pursuant to this paragraph (c), such Initial Purchaser shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Initial Purchaser shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Initial Purchaser's expense), and the Company, its directors, any such officer, and any such controlling person shall have the rights and duties given to the Initial Purchasers by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Initial Purchasers may otherwise have.

                (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total Initial Purchasers' discounts and commissions received by the Initial Purchasers, in each case as set forth in the table on the cover page of the Memorandum. The relative fault of the Company on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Initial Purchasers on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                (e) The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price of the Securities resold by it in the initial placement of the Securities exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Securities set forth opposite their names in Schedule I hereto and not joint.

                (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser, the Company, its directors or officers, or any person controlling the Company, (ii) acceptance of any Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Initial Purchaser or any person controlling any Initial Purchaser, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

        8. Conditions of Initial Purchasers' Obligations. The several obligations of the Initial Purchasers to purchase the Securities hereunder are subject to the following conditions:

                (a) At the Closing Date, the Securities shall be rated at least Baa2 by Moody's and BBB by each of Standard & Poor's and Duff & Phelps, and the Company shall have delivered to the Initial Purchasers a letter dated the Closing Date, from each such rating agency, or other evidence satisfactory to the Initial Purchasers, confirming that the Securities have such ratings; and since the date of the Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Company's other securities by any "nationally recognized statistical rating agency," as that term is defined by the Commission for purposes of Rule 436 (g)(2) under the Act, and no such organization shall have publicly announced that it has under surveillance or review its rating of the Securities or any of the Company's other securities.

                (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, prospects, properties, net worth, or results of operations of the Company or the Subsidiaries, taken as a whole, not contemplated by the Memorandum, which in your opinion, as Initial Purchasers, would materially, adversely affect the market for the Securities, or (ii) any event or development relating to or involving the Company or any officer or director of the Company which makes any statement made in the Memorandum untrue in any material respect or which, in the opinion of the Company and its counsel or the Initial Purchasers and their counsel, requires the making of any addition to or change in the Memorandum in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Memorandum to reflect such event or development would, in your opinion, adversely affect the market for the Securities.

                (c) You shall have received on the Closing Date an opinion of Perkins Coie LLP, counsel for the Company, dated the Closing Date and addressed to you, as Initial Purchasers, substantially in the form of Annex A hereto. In rendering their opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or the State of Washington, provided that
        (1) each such local counsel is acceptable to you, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is, in form and substance satisfactory to them and their counsel, and (3) counsel shall state in their opinion that they believe that they and the Initial Purchasers are justified in relying thereon.

                (d) You shall have received on the Closing Date an opinion of King & Spalding, counsel for the Initial Purchasers, dated the Closing Date and addressed to you, as Initial Purchasers, with respect to the matters referred to in clause (12) under the captions in the Memorandum entitled "Description of the Notes," and "Exchange Offer; Registration Rights"; clauses (4) (second clause only) (5), (6), (15) and (17) of Annex A hereto and such other related matters as you may request.

                (e) You shall have received letters addressed to you, as Initial Purchasers, and dated the date hereof and the Closing Date from Deloitte & Touche LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

                (f) (i) there shall not have been any material change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Memorandum (or any amendment or supplement thereto); (ii) there shall not have been, since the respective dates as of which information is given in the Memorandum (exclusive of any amendment or supplement thereto), except as may otherwise be stated in such Memorandum (exclusive of any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole; (iii) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Memorandum (or any amendment or supplement thereto); and (iv) all the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), to the effect set forth in this Section 8(f) and in
        Section 8(g) hereof.

                (g) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                (h) The Company shall have furnished or caused to be furnished to you such further certificates and documents as you shall have requested.

                (i) You shall have received on the Closing Date, an opinion of counsel for the Trustee, dated the Closing Date and addressed to you, as Initial Purchasers, with respect to the matters as you may reasonably request.

        All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel.

        Any certificate or document signed by any officer of the Company and delivered to you, as Initial Purchasers, or to counsel for the Initial Purchasers, shall be deemed a representation and warranty by the Company to the Initial Purchasers as to the statements made therein.

        9. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, of the Memorandum and the Preliminary Memorandum and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Memorandum, the Preliminary Memorandum, the Incorporated Documents, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, the Blue Sky Memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in any rating agency or any appropriate market system; (vi) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 4(f) hereof (including the reasonable fees, expenses and disbursements of counsel for the Initial Purchasers relating to the preparation, printing or reproduction, and delivery of the Blue Sky Memorandum and such registration and qualification); (vii) the costs and charges of the Trustee and any transfer agent, registrar or depositary; and (viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

        10. Effective Date of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

        If, on the Closing Date, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities which it or they are obligated to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser or Initial Purchasers are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of Securities which the Initial Purchasers are obligated to purchase on the Closing Date, each non-defaulting Initial Purchaser shall be obligated, severally, in the proportion which the number of Securities set forth opposite its name in Schedule I hereto bears to the aggregate number of Securities set forth opposite the names of all non-defaulting Initial Purchasers in Schedule I, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers are obligated, but fail or refuse, to purchase. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities which it or they are obligated to purchase on the Closing Date and the aggregate number of Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Securities which the Initial Purchasers are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Company for the purchase of such Securities by one or more non-defaulting Initial Purchasers or other party or parties approved by you and the Company are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser or the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any such default of any such Initial Purchaser under this Agreement. The term "Initial Purchaser" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Company, purchases Securities which a defaulting Initial Purchaser is obligated, but fails or refuses, to purchase.

        Any notice under this Section 10 may be given by telegram, telecopy or telephone but shall be subsequently confirmed within 24 hours by letter.

        11. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Initial Purchaser to the Company by notice to the Company, if prior to the Closing Date, (i) trading in securities of the Company or trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in the states of New York or Washington shall have been declared by either federal or state authorities, or
(iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable (x) to commence or continue the offering of the Securities at the offering price set forth on the cover page of the Memorandum to the public or
(y) to enforce contracts for the resale of the Securities by the Initial Purchasers. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

        12. Information Furnished by the Initial Purchasers. The statements set forth in the last paragraph of the cover page and the table following the third paragraph and the statements contained in the fourth paragraph, fifth paragraph and third sentence of the seventh paragraph under the caption "Plan of Distribution" in the Memorandum, constitute the only information furnished by or on behalf of the Initial Purchasers through you as such information is referred to in Section 7 hereof.

        13. Miscellaneous. Except as otherwise provided in Sections 4, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at 1155 Valley Street, Suite 400, Seattle, Washington 98109, Attention:
Christine M. McKay, Esq., Senior Vice President, General Counsel and Secretary; or (ii) if to the Initial Purchasers, c/o Banc of America Securities LLC, Bank of America Corporate Center, NC1-007-07-01, 100 North Tryon Street, Charlotte, North Carolina 28255, Attention: Capital Markets Services.

        This Agreement has been and is made solely for the benefit of the several Initial Purchasers, the Company, its directors and officers, and the other controlling persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Initial Purchaser of any of the Securities in his status as such purchaser.

        14. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

        This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

        Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Initial Purchasers.

                                            Very truly yours,

                                            SHURGARD STORAGE CENTERS, INC.



                                            By:
                                                --------------------------------
                                                Name:
                                                Title:



Confirmed as of the date first above mentioned.

BANC OF AMERICA SECURITIES LLC
MERRILL LYNCH, PIERCE FENNER & SMITH
                             INCORPORATED
BANC ONE CAPITAL MARKETS, INC.
MORGAN STANLEY & CO. INCORPORATED
SALOMON SMITH BARNEY INC.
U.S. BANCORP PIPER JAFFRAY INC.


By:  BANC OF AMERICA SECURITIES LLC



By:
    ----------------------------------------
    Name:
    Title:

                                   SCHEDULE I

                           LIST OF INITIAL PURCHASERS

                                                                        Principal Amount
                                                                          of Securities
Initial Purchasers                                                       to be Purchased
------------------                                                      ----------------
Banc of America Securities LLC.......................................     $ 70,000,000
Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated....................................     $ 70,000,000
Banc One Capital Markets, Inc........................................     $ 15,000,000
Morgan Stanley & Co. Incorporated....................................     $ 15,000,000
Salomon Smith Barney Inc.............................................     $ 15,000,000
U.S. Bancorp Piper Jaffray Inc.......................................     $ 15,000,000
                                                                          ------------
                                                           Total          $200,000,000
                                                                          ============

                                   SCHEDULE II

                               LIST OF PROPERTIES

                                  SCHEDULE III

                           SUBSIDIARIES OF THE COMPANY
                         AND OWNERSHIP OF CAPITAL STOCK

                                   SCHEDULE IV

                               JOINT VENTURES AND
                           OWNERSHIP INTERESTS THEREIN

                                     ANNEX A

(1) The Company is a corporation duly incorporated and validly existing under the laws of the State of Washington with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum (and any amendment or supplement thereto), and is duly registered and qualified (or has made application to become registered and qualified) to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole;

(2) Each of the Subsidiaries that is organized in the United States is a corporation duly organized and validly existing and, where applicable, in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Memorandum (and any amendment or supplement thereto); except as described in
        Schedule III, all the outstanding shares of capital stock of each of the Subsidiaries that is organized in the United States have been duly authorized and validly issued, are fully paid and nonassessable, and the Company owns of record the percentage of outstanding shares of each such Subsidiary set forth in Schedule III and to such counsel's knowledge, is free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except for such as would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole;

(3) Each of the general partnership or joint venture agreements pursuant to which the Joint Ventures were formed has been duly authorized, executed and delivered by the Company or its Subsidiaries, as applicable and the Company's interest in each such Joint Venture as described in Schedule IV is reflected in the agreement applicable to such Joint Venture;

(4) The Company has corporate power and authority to enter into this Agreement, the Registration Rights Agreement and the Indenture and to issue, sell and deliver the Securities to the Initial Purchasers as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company;

(5) The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture pursuant to which such Securities are to be issued and the Registration Rights Agreement;

(6) Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law and public policy considerations;

(7) To the best knowledge of such counsel, neither the Company nor any of the Subsidiaries is in violation of its respective certificate or articles of incorporation or its respective bylaws or other organizational documents, and, to the best knowledge of such counsel, is not in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness that is listed as an exhibit to any Incorporated Document, where such violation or default, individually or in the aggregate, has had or is likely to have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, except as may be disclosed in the Memorandum;

(8) Neither the offer, sale or delivery of the Securities, the execution, delivery or performance of this Agreement, the Registration Rights Agreement and the Indenture, compliance by the Company with the provisions hereof or thereof nor consummation by the Company of the transactions contemplated hereby or thereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries or any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties is bound that is an exhibit to any Incorporated Document, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries, nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities, Blue Sky laws and federal securities laws, except as otherwise addressed in this opinion), judgment, injunction, order or decree known to such counsel, applicable to the Company, the Subsidiaries or any of their respective properties, except for such breaches or defaults that have not had and would not reasonably be expected to have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole;

(9) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company (except such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Securities) for the valid issuance and sale of the Securities to the Initial Purchasers as contemplated by this Agreement;

(10) Each of the Incorporated Documents (except for the financial statements and the notes thereto and the schedules and other financial data included therein, as to which counsel need not express any opinion) complies as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder;

(11) To the best knowledge of such counsel, (A) other than as described or contemplated in the Memorandum or any Incorporated Document, there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or any of their property, is subject, which would be required to be described in the Memorandum (or any amendment or supplement thereto) if such Memorandum was a Registration Statement filed under the Act and (B) there are no agreements, contracts, indentures, leases or other instruments, that would be required to be described in the Memorandum (or any amendment or supplement thereto) if such Memorandum was a Registration Statement filed under the Act or as required to be filed as an exhibit to any Incorporated Document that are not so described or filed as the case may be;

(12) The statements in the Memorandum under the captions "Description of the Notes", "Exchange Offer; Registration Rights", "Transfer Restrictions", "Federal Income Tax Considerations", the subheadings "Real Estate Investment Risks" and "Risks Relating to Qualification and Operation as a REIT" under the heading "Risk Factors", insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown;

(13) Based on certain customary assumptions and representations (acceptable to Perkins Coie and to counsel for the Initial Purchasers in their reasonable discretion) relating to applicable asset composition, source of income, stockholder diversification distribution, record keeping tests and other requirements of the Code necessary for the Company to qualify as a REIT, the Company was organized and has operated in conformity with the requirements for qualification and taxation as a REIT under Sections 856 through 860 of the Code for each of the taxable years ended December 31, 1994, December 31, 1995, December 31, 1996, December 31, 1997, December 31, 1998, December 31, 1999 and December 31, 2000; the Company's current organization and method of operations should permit the Company to continue to qualify as a REIT under the Code. The discussion in the Memorandum under the caption "Federal Income Tax Considerations" fairly summarizes the federal income tax considerations that are likely to be material to a holder of Securities;

(14) None of the Company nor any Subsidiary is, or solely as a result of the consummation of the transactions contemplated hereby, will become, an

        "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended;

(15) Although such counsel has not undertaken to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Memorandum, such counsel has participated in the preparation of the Memorandum, including review and discussion of the contents thereof (including review and discussion of the contents of all Incorporated Documents), and nothing has come to the attention of such counsel that has caused them to believe that the Memorandum (including the Incorporated Documents), as of its date and as of the Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Memorandum, as of its respective date, and as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial data included in the Memorandum or any Incorporated Document). Nothing in this opinion (15) modifies or affects the opinions set forth in opinions (12) and (13);

(16) To such counsel's knowledge, no holder of any security of the Company has any right to require registration of any security of the Company because of the consummation of the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement.

(17) Based upon the representations, warranties and agreements of the Company in Sections 4(g), 4(h), 4(j), 5(z), 5(aa) and 5(c) of the Purchase Agreement and of the Initial Purchasers in Section 6 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with Section 6 of the Purchase Agreement to register the Securities under the Act or to qualify the Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Securities.